EXHIBIT 99.1

Selectica Names Jason Stern CEO

SAN JOSE, Calif., February 8, 2011 – Selectica, Inc. (NASDAQ: SLTC), provider of deal management solutions, including sales configuration and contract lifecycle management solutions, today announced the promotion of its President and Chief Operating Officer, Jason Stern, to Chief Executive Officer.

“With the Board’s appointment of Jason to CEO, we have solidified the executive leadership of the company,” said Alan Howe, Chairman of the Board at Selectica. “The impact of his tenure as President and COO can be seen in virtually every facet of the business—strategic direction, financial results, the management team, customer successes, and company culture. I am confident that Jason will continue to be a guiding force in Selectica’s long-term success.”

Jason Stern had assumed responsibility for Selectica’s company strategy and day-to-day operations when he was named President and COO in January 2009. Under his leadership, Stern aligned the company’s contract lifecycle management and sales configuration business units into a single organization committed to delivering a comprehensive deal management suite to manage the deal process from quote to contract. Stern led the turnaround of the company, dramatically improving the company’s financial position, delivering cashflow positive and profitable quarters in fiscal year 2010 while increasing R&D capacity. He also implemented new business processes and metrics to continually improve company performance and foster a company culture focused on customer success.

Before becoming Selectica’s President and COO, Stern served as Senior Vice President Operations and Vice President of Product Management, Contract Management Solutions at the company. In these positions, revenue from the Selectica Contract Lifecycle Management solution grew significantly and the technology was recognized as a leading solution by top industry analysts. Prior to joining Selectica, Stern was Vice President of Product Management at I-many. He has also held positions at Oracle. His experience includes roles in product management, marketing, operations, and business development.

“Selectica is a great company, with talented and passionate people, the best technology in our space, and a roster of customers that includes many of the most respected names in the Fortune 500,” said Stern. “Through hard work and dedication we have turned this company around and now have the foundation to execute on future growth.”

About Selectica, Inc.
Selectica (NASDAQ: SLTC) provides Global 2000 companies with deal management solutions to help companies close business faster, with higher margins and lower risk. Selectica offers tightly integrated applications for sales configuration, pricing, quoting, and contract lifecycle management, including modules for mobile devices and employee self-service. With over 100,000 users and over one million new contracts processed annually, Selectica is changing the way companies do business. Selectica customers represent leaders in technology, healthcare, government contracting, and telecommunications, including Bell Canada, Cisco, Covad Communications, Fujitsu, CA Technologies, ManTech, and Qwest Communications. For more information, visit www.selectica.com.

Forward Looking Statements
Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the Company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of Company operations, or the performance or achievements of the Company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to the on-going global recession; fluctuations in demand for Selectica's products and services; government policies and regulations, including, but not limited to those affecting the Company's industry; and risks related to the Company's past stock granting policies and related restatement of financial statements. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the Company can be found in the Company's most recent Form 10-K, filed by the Company with the Securities and Exchange Commission.

Investor Contact:
Todd Spartz
(408) 545-2648
ir@selectica.com

PR Contact:
Jordan McMahon
(408) 545-2494
pr@selectica.com